Exhibit 99.1

L BRANDS APPOINTS CHIEF FINANCIAL OFFICERS FOR BATH & BODY WORKS AND VICTORIA’S SECRET STANDALONE BUSINESSES

Columbus, Ohio (May 19, 2021) — L Brands, Inc. (NYSE: LB) today announced the appointment of Chief Financial Officers for the standalone Bath & Body Works and Victoria’s Secret businesses. Upon the completion of the spin-off of Victoria’s Secret, which is targeted to occur in August 2021, Wendy Arlin, currently SVP of Finance and Controller for L Brands, will become Bath & Body Works CFO, and Tim Johnson, previously CFO and Chief Administrative Officer for Big Lots, will become Victoria’s Secret CFO. As previously announced, current L Brands CFO Stuart Burgdoerfer will retire at that time.

Sarah Nash, chair of L Brands board, said, “We are pleased to announce the appointment of two proven and talented individuals with strong public company expertise to the CFO roles of each standalone business. Wendy is an exceptional and skillful leader who knows our business well and has made significant contributions to the company, having worked closely with the board, Stuart and other senior leaders during her 16 years at L Brands. Tim is an experienced public company CFO with extensive knowledge of the retail industry in addition to having previously spent over eight years with L Brands early in his career. We are confident that Wendy and Tim are the right leaders to help each business deliver profitable growth and enhanced value to our stakeholders.”

The previously announced plan to separate Bath & Body Works and Victoria’s Secret into standalone publicly-listed companies remains on track to be completed in August 2021, subject to certain customary conditions, including final approval of the L Brands Board and effectiveness of a Form 10 registration statement filed with the U.S. Securities and Exchange Commission.

About Wendy Arlin

Wendy Arlin currently serves as SVP of Finance and Controller for L Brands, leading corporate finance, SEC reporting and accounting, real estate and store design finance, and financial shared services, including inventory control, accounts payable, payroll, and banking and cash management. With L Brands since 2005, Wendy has established, led and maintained a strong finance and accounting organization. Prior to joining the company, she was an audit partner with KPMG.

About Tim Johnson

Tim Johnson is an experienced public company CFO, most recently having served as both CFO and Chief Administrative Officer for Big Lots. He brings seven years of experience as a public company CFO, along with broad experience in strategic planning, financial planning and analysis, reporting, accounting, tax and investor relations, as well as risk management, asset protection and security and distribution centers. Tim also served as interim co-CEO of Big Lots in 2018 with the company's chief merchant. He started his career in public accounting at Coopers & Lybrand, followed by corporate finance roles at then Limited Brands.

ABOUT L BRANDS:

L Brands, through Bath & Body Works, Victoria’s Secret and PINK, is an international company. The company operates 2,681 company-operated specialty stores in the United States, Canada and Greater China, in more than 700 franchised locations worldwide and through its websites worldwide.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this report or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this report or otherwise made by our company or our management:

•	the spin-off may not be consummated within the anticipated time period or at all;

•	disruption to our business in connection with the proposed spin-off and that we could lose revenue as a result of such disruption;

•	the spin-off may not be tax-free for U.S. federal income tax purposes;

•	a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses or that the companies resulting from the spin-off do not realize all of the expected benefits of the spin-off;

•	the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of our common stock had the spin-off not occurred;

•	general economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;

•	the seasonality of our business;

•	divestitures or other dispositions, including a spin-off of Victoria’s Secret and related operations and contingent liabilities from businesses that we have divested;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully operate and expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to maintain, enforce and protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

◦	political instability, environmental hazards or natural disasters;

◦	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;

◦	duties, taxes and other charges;

◦	legal and regulatory matters;

◦	volatility in currency exchange rates;

◦	local business practices and political issues;

◦	potential delays or disruptions in shipping and transportation and related pricing impacts;

◦	disruption due to labor disputes; and

◦	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper, printing or other order fulfillment logistics;

•	claims arising from our self-insurance;

•	our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party and company information;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	shareholder activism matters;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;

•	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this report to reflect circumstances existing after the date of this report or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Brooke Wilson
(614) 415-6704	(614) 415-6042
apreston@lb.com	communications@lb.com